Chase Manhattan Auto Owner Trust 1997-A
Statement to Certificateholders
15-Sep-00

DISTRIBUTION IN DOLLARS
                       ORIGINAL               PRIOR                                                                          CURRENT
                           FACE           PRINCIPAL                                                 REALIZED DEFERRED      PRINCIPAL
CLASS                     VALUE             BALANCE       PRINCIPAL     INTEREST              TOTAL  LOSSES  INTEREST        BALANCE
  A1             250,000,000.00                   0               0            0                  0      0      0                  0
  A2             365,000,000.00                   0               0            0                  0      0      0                  0
  A3             270,000,000.00                   0               0            0                  0      0      0                  0
  A4             165,000,000.00       25,178,571.14   12,772,335.96   134,285.71      12,906,621.67      0      0      12,406,235.18
  A5              85,500,000.00       85,500,000.00               0   463,125.00         463,125.00      0      0      85,500,000.00
  B1              35,153,718.13       35,153,718.13               0   194,810.19         194,810.19      0      0      35,153,718.13
TOTALS         1,170,653,718.13      145,832,289.27   12,772,335.96   792,220.90      13,564,556.86      0      0     133,059,953.31


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
                        PRIOR                                                          CURRENT                            CURRENT
                    PRINCIPAL                                                        PRINCIPAL                          PASS-THRU
CLASS                  FACTOR           PRINCIPAL   INTEREST            TOTAL           FACTOR             CLASS             RATE
  A1                        0                   0          0                0                0                A1            5.55%
  A2                        0                   0          0                0                0                A2            5.95%
  A3                        0                   0          0                0                0                A3            6.25%
  A4              152.5974009          77.4080967   0.813853         78.22195        75.189304                A4            6.40%
  A5                 1,000.00                   0   5.416667         5.416667         1,000.00                A5            6.50%
  B1                 1,000.00                   0   5.541667         5.541667         1,000.00                B1            6.65%
TOTALS             124.573379          10.9104304   0.676734         11.58716       113.66295

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A
15-Sep-00
STATEMENT TO CERTIFICATEHOLDERS

                           Due Period                                                                                       42
                           Due Period Beginning Date                                                                    8/1/00
                           Due Period End Date                                                                         8/31/00
                           Determination Date                                                                           9/8/00
Section 5.8(iii)           Servicing Fee                                                                            121,526.91
Section 5.8(iii)           Servicing Fee per $1000                                                                  0.10381115
Section 5.8(iv)            Administration Fee                                                                         1,000.00
Section 5.8(iv)            Administration Fee per $1000                                                             0.00085422
Section 5.8(vi)            Pool Balance at the end of the Collection Period                                     133,059,953.31
Section 5.8(vii)           Repurchase Amounts for Repurchased Receivable
                           By Seller                                                                                         0
                           By Servicer                                                                               86,973.60
                           TOTAL                                                                                     86,973.60
Section 5.8(viii)          Realized Net Losses for Collection Period                                                 79,775.01
Section 5.8(ix)            Reserve Account Balance after Disbursement                                             8,779,902.89
Section 5.8(x)             Specified Reserve Account Balance                                                      8,779,902.89
Section 5.8(xi)            Total Distribution Amount                                                             13,813,225.58
                           Servicing Fee                                                                            121,526.91
                           Administration Fee                                                                         1,000.00
                           Noteholders Distribution Amount                                                       13,369,746.67
                           Certficateholders Distribution Amount                                                    194,810.19
                           Deposit to Reserve Account                                                               126,141.81

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A
15-Sep-00
MONTHLY SERVICER REPORT

I. Avaliable Amount in the Collection Accont
                         A.Credits
                         1. Payments from Obligors Applied to Collection Period
                         a. Principal Payments                                                                 12,531,543.63
                         b. Other Interest Payments                                                             1,119,061.26
                         c. Total                                                                              13,650,604.89
                         2. Proceeds from Repurchased Receivables
                         a. Principal Before Cutoff Date                                                                   0
                         b. Interest Before Cutoff Date                                                                    0
                         c. Principal Payments                                                                     86,973.60
                         d. Recovery of Advance                                                                            0
                         e. Other Interest Payments                                                                        0
                         f. Total                                                                                  86,973.60
                         3. Reversal from Defaulted Contracts                                                              0
                         4. Recovery of Defaulted Receivables                                                      75,647.09
                         5. Advance Recoveries Before Cutoff Date
                         a. Principal                                                                                      0
                         b. Interest                                                                                       0
                         c. Total                                                                                          0
                         6. Net Adjustments                                                                                0
                         7. Reserve Fund Transfer Amount                                                                   0
                         8. Overpayment From Obligors                                                                      0
                         9. Total Credits                                                                      13,813,225.58
                         B. Debits
                         1. Overpayments From Obligors                                                                     0
                         2. Advance Recovery Amount Before Cutoff Data to Seller
                         a. Principal                                                                                      0
                         b. Interest.                                                                                      0
                         c. Total                                                                                          0
                         3. Reversal of Defaulted Contracts                                                                0
                         4. Total Debits                                                                                   0
                         C. Total Available Amount (Lines A-B)                                                 13,813,225.58

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A
15-Sep-00
MONTHLY SERVICER REPORT

II. Liquidation Proceeds on Defaulted Receivables for the Collection Period
                           A. Principal                                                                             153,818.73
                           B. Interest                                                                               11,624.83
                           C. Total                                                                                 165,443.56
III. Disbursements from Collection Account
                           A. Avalaible Distribution Amount
                           1. Available Distribution Amount                                                      13,813,225.58
                           2. Reserve Account Transfer Amount                                                                0
                           3. Total Distribution Amount                                                          13,813,225.58
                           B. Monthly Servicing Fee                                                                 121,526.91
                           C. Monthly Administration Fee                                                              1,000.00
                           .D. Noteholders Interest Distributable Amount                                            597,410.71
                           E. Certificateholders Interest Distributable Amount                                      194,810.19
                           F. Noteholders Principal Distributable Amount                                         12,772,335.96
                           G. Certificateholders Principal Distributable Amount                                              0
                           H. Deposit to Reserve Account                                                            126,141.81
IV. Monthly Disbursements
                           A. Pool Servicing Fee
                           a. Monthly Servicing Fee                                                                 121,526.91
                           b. Unpaid Monthly Servicing Fee                                                                   0
                           c. Total                                                                                 121,526.91
                           B. Administrative Fee
                           a. Monthly Administration Fee                                                              1,000.00
                           b. Unpaid Monthly Administration Fee                                                              0
                           c. Total                                                                                   1,000.00
                           C. Noteholders' Interest Distributable Amount
                           Class A-1 Monthly Interest                                                                        0
                           Class A-1 Carryover Shortfall                                                                     0
                           Class A-1 Total                                                                                   0
                           Class A-2 Monthly Interest                                                                        0
                           Class A-2 Carryover Shortfall                                                                     0
                           Class A-2 Total                                                                                   0

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A
15-Sep-00
MONTHLY SERVICER REPORT

                           Class A-3 Monthly Interest                                                                        0
                           Class A-3 Carryover Shortfall                                                                     0
                           Class A-3 Total                                                                                   0
                           Class A-4 Monthly Interest                                                               134,285.71
                           Class A-4 Carryover Shortfall                                                                     0
                           Class A-4 Total                                                                          134,285.71
                           Class A-5 Monthly Interest                                                               463,125.00
                           Class A-5 Carryover Shortfall                                                                     0
                           Class A-5 Total                                                                          463,125.00
                           Total for Notes Monthly Interest                                                         597,410.71
                           Total for Notes Carryover Shortfall                                                               0
                           Total for Notes Total                                                                    597,410.71
                           D. Certificateholders' Interest Distributable Amount
                           Class B-1 Monthly Interest                                                               194,810.19
                           Class B-1 Carryover Shortfall                                                                     0
                           Class B-1 Total                                                                          194,810.19
                           Total for Certificates Monthly Interest                                                  194,810.19
                           Total for Certificates Carryover Shortfall                                                        0
                           Total for Certificates Total                                                             194,810.19
                           E. Noteholders' Principal Distributable Amount
                           Class A-1 Monthly Principal                                                                       0
                           Class A-1 Carryover Shortfall                                                                     0
                           Class A-1 Total                                                                                   0
                           Class A-2 Monthly Principal                                                                       0
                           Class A-2 Carryover Shortfall                                                                     0
                           Class A-2 Total                                                                                   0
                           Class A-3 Monthly Principal                                                                       0
                           Class A-3 Carryover Shortfall                                                                     0
                           Class A-3 Total                                                                                   0
                           Class A-4 Monthly Principal                                                           12,772,335.96
                           Class A-4 Carryover Shortfall                                                                     0
                           Class A-4 Total                                                                       12,772,335.96
                           Class A-5 Monthly Principal                                                                       0
                           Class A-5 Carryover Shortfall                                                                     0
                           Class A-5 Total                                                                                   0
                           Total for Notes Monthly Principal                                                     12,772,335.96
                           Total for Notes Carryover Shortfall                                                               0
                           Total for Notes Total                                                                 12,772,335.96

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A
15-Sep-00

MONTHLY SERVICER REPORT
                          F. Certificateholders' Principal Distributable Amout
                          Class B-1 Monthly Principal                                                                       0
                          Class B-1 Carryover Shortfall                                                                     0
                          Class B-1 Total                                                                                   0
                          Total for Certificates Monthly Principal                                                          0
                          Total for Certificates Carryover Shortfall                                                        0
                          Total for Certificates Total                                                                      0
                          Total Disbursements                                                                   13,687,083.77
V. Payment Deficiency Amount
                          A. Scheduled Monthly Disbursements                                                    13,687,083.77
                          B. Available Distribution Amount                                                      13,813,225.58
                          C. Payment Deficiency Amount                                                                      0
VI. Reserve Account Transfer Amount
                          A. Available Reserve Amount                                                            8,779,902.89
                          B. Payment Deficiency Amount                                                                      0
                          C. Withdrawal for Write-Off                                                                       0
                          D. Reserve Account Withdrawal (MIN: Lines A and (B+C))                                            0
VII. Pool Balance Reduction Allocation for Collection Period
                          A. Beginning Pool Balance                                                            145,832,289.27
                          B. Pool Balance Reduction
                          1. Avalaible Principal
                          a. Principal Payments                                                                 12,531,543.63
                          b. From Repurchased Receivables                                                           86,973.60
                          c. Total                                                                              12,618,517.23
                          2. From Defaulted Receivables                                                            153,818.73
                          3. Total Pool Balance Reduction                                                       12,772,335.96
                          C. Ending Pool Balance                                                               133,059,953.31
                          2. Monthly Principal Allocation
                          a. Notes                                                                              12,772,335.96
                          b. Certificates                                                                                   0

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A
15-Sep-00
MONTHLY SERVICER REPORT

VIII. Delinquency and Defaults
Group 1
Period                                     Number          Delinquency Amount               Principal Balance
30-59 days                                  825               597,109.84                       4,513,603.45
60-89 days                                  163               159,320.05                         791,632.06
90-119 days                                  49                61,920.55                         230,139.64
120+149 days                                 40                56,258.29                         155,817.89
150+179 days                                 19                31,288.24                          81,522.31
180+209 days                                 11                14,632.63                          29,243.64
210+239 days                                  8                12,473.11                          18,639.84
240+Days Delinquent                           0                        0                                  0
Total                                      1115               933,002.71                       5,820,598.83

                           B. Principal amount of loans in defaulted receivables                                    153,818.73
                           C. Delinquency Percentage
                           1. Outstanding principal balance for deliquency >= 60 days                             1,306,995.38
                           2. Pool Principal Ending Balance                                                     133,059,953.31
                           3. Delinquency Percentage                                                                     0.98%
IX. Pool Delinquency Percentages
                           A. Delinquency Percentage for 2nd previous period                                             0.83%
                           B. Delinquency Percentage for previous period                                                 0.89%
                           C. Delinquency Percentage for current period                                                  0.98%
                           D. Average Deliquency Percentage                                                              0.90%
X. Portfolio Loss Ratios
                           A. Net Loss Ratio for 2nd previous period                                                     0.60%
                           B. Net Loss Ratio for previous period                                                         0.83%
                           1. Principal Balance of Defaulted Receivables                                            153,818.73
                           2. Principal Recoveries on Defaulted Receivables                                          74,043.72
                           3. Average Pool Balance for Collection Period                                        139,446,121.29
                           4. Net Loss Ratio for Current Period(12*(1-2)/3)                                              0.69%
                           D. Average Net Loss Ratio ((A+B+C) / 3)                                                       0.70%
XI. Specified Reserve Account Balance
                           A. Calculation for Reserve Account Floor Amount
                           1. Guaranteed Floor Amount                                                             8,779,902.89
                           2. Possible Floor Amount
                           a. Principal Balance at the Beginning of Next Collection Period                      133,059,953.31

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A
15-Sep-00
MONTHLY SERVICER REPORT

                           b. Cumulative Monthly Interest through Final Distribution Data
Class A-1 Balance                                                                                                            0
Class A-1 Interest Rate                                                                                                   5.55
Class A-1 Service Rate                                                                                                    0.01
Class A-1 Term                                                                                                               0
Class A-1 Interest                                                                                                           0
Class A-1 Service Fee                                                                                                        0
Class A-1 Total                                                                                                              0
Class A-2 Balance                                                                                                            0
Class A-2 Interest Rate                                                                                                   5.95
Class A-2 Service Rate                                                                                                    0.01
Class A-2 Term                                                                                                               0
Class A-2 Interest                                                                                                           0
Class A-2 Service Fee                                                                                                        0
Class A-2 Total                                                                                                              0
Class A-3 Balance                                                                                                            0
Class A-3 Interest Rate                                                                                                   6.25
Class A-3 Service Rate                                                                                                    0.01
Class A-3 Term                                                                                                               3
Class A-3 Interest                                                                                                           0
Class A-3 Service Fee                                                                                                        0
Class A-3 Total                                                                                                              0
Class A-4 Balance                                                                                                12,406,235.18
Class A-4 Interest Rate                                                                                                    6.4
Class A-4 Service Rate                                                                                                    0.01
Class A-4 Term                                                                                                              11
Class A-4 Interest                                                                                                  727,832.46
Class A-4 Service Fee                                                                                               113,723.82
Class A-4 Total                                                                                                     841,556.28
Class A-5 Balance                                                                                                85,500,000.00
Class A-5 Interest Rate                                                                                                    6.5
Class A-5 Service Rate                                                                                                    0.01
Class A-5 Term                                                                                                              16
Class A-5 Interest                                                                                                7,410,000.00
Class A-5 Service Fee                                                                                             1,140,000.00
Class A-5 Total                                                                                                   8,550,000.00

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A
15-Sep-00
MONTHLY SERVICER REPORT

Class B-1 Balance                                                                                                35,153,718.13
Class B-1 Interest Rate                                                                                                   6.65
Class B-1 Service Rate                                                                                                    0.01
Class B-1 Term                                                                                                              37
Class B-1 Interest                                                                                                7,207,976.95
Class B-1 Service Fee                                                                                             1,083,906.31
Class B-1 Total                                                                                                   8,291,883.26
                           c. Possible Floor Amount equals Pool Balance + Interest + Service Fee                150,743,392.85
                           (Lines a+b)
                           3. Reserve Account Floor (Minimum Lines 1 and 2)                                       8,779,902.89
                           B. Possible Reserve Account Amount
                           1. Reserve Account Trigger Percentages
                           a. Average Delinquency Percentage                                                             0.90%
                           b. Average Delinquency Percentage Trigger                                                     1.25%
                           c. Average Loss Ratio                                                                         0.70%
                           d. Average Loss Ratio Trigger                                                                 1.25%
                           e. Maximum Reserve Account Percentage Specified                                               6.00%
                           f. Minimum Reserve Account Percentage specified                                               3.00%
                           g. Reserve Account Percentage Applied                                                         3.00%
                           2. Pool Principal Balance                                                            133,059,953.31
                           3. Possible Reserve Account Amount                                                     3,991,798.60
                           C. Specified Reserve Account Balance (Max: Lines A and B)                              8,779,902.89
XII. Reserve Account
                           A. Reserve Account Balance After Disbursement from Previous Period
                           1. Reserve Account Balance After Disbursement from Previous Period                     8,779,902.89
                           2. Reserve Account Transfer Amount                                                                0
                           3. Investment Earnings                                                                    48,288.64
                           4. Deposit to Reserve Account After Disbursement                                         126,141.81
                           5. Amount After Deposit                                                                8,954,333.34
                           B. Specified Reserve Account Balance                                                   8,779,902.89
                           C. Available Reserve Account Amount (Min: Lines A and B)                               8,779,902.89
                           1. Excess in Reserve Acct: Max(LinesA.5 - B and 0)                                       174,430.45
                           D. Excess Amount to Seller                                                               174,430.45
XIII. Weighted Average Coupon as of Current Period                                                                  9.26442155
XIV. Weighted Average Maturity as of Current Period                                                                16.14538029